SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 17, 2009

Community Bank Shares of Indiana, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana	0-25766	35-1938254
State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

101 West Spring Street, New Albany, Indiana 47150
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code (812) 944-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 17, 2009, Community Bank Shares of Indiana, Inc. issued a press release reporting earnings for the quarter ended December 31, 2008.  A copy of the press release is attached as Exhibit 99.1 to this 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.

99.1 Community Bank Shares of Indiana, Inc. Press Release dated February 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANK SHARES OF INDIANA, INC.

Date: February 17, 2009	By: /s/ James D. Rickard
Name: James D. Rickard
Title: President and CEO

Date: February 17, 2009	By: /s/ Paul A. Chrisco
Name: Paul A. Chrisco
Title: Executive Vice President and
CFO